Exhibit 99.1

FOR IMMEDIATE RELEASE

Iron Mountain Announces ACCC Approval of Proposed Undertaking in Australia and CMA Approval of Hold Separate Consent in the United Kingdom in Connection with Recall Transaction

— Company Continues to Expect Transaction to Close in Second Quarter of 2016 —

BOSTON — March 30, 2016 — Iron Mountain Incorporated (NYSE: IRM), the storage and information management services company, reports that the Australian Competition and Consumer Commission (ACCC) has completed its market testing and approved Iron Mountain’s proposed undertaking to divest Iron Mountain’s Australian business in a stock sale, excluding its local records management customers in the Northern Territory as well as its data management business (Retained Australian Business). Following the anticipated May 2, 2016 (Sydney time) closing of the acquisition of Recall Holdings Limited (Recall), Iron Mountain will transfer its Retained Australian Business to Iron Mountain’s combined Australian company.

Also today, Iron Mountain reports that the United Kingdom’s Competition and Markets Authority (CMA) has approved Iron Mountain’s request for consent to close the anticipated acquisition of Recall prior to regulatory clearance and subject to certain “hold separate” commitments.  Iron Mountain announced on January 14, 2016 that the CMA had referred Iron Mountain’s anticipated acquisition of Recall for an in-depth, Phase 2 review. Iron Mountain then requested that the CMA permit closing of the transaction prior to completion of its review, subject to Iron Mountain’s undertakings to place Recall’s UK business in a “hold separate” arrangement until the CMA completes its review on June 29, 2016 and Iron Mountain has made any divestments that might be required.

Iron Mountain continues to expect the transaction to result in meaningful synergies and accretion. Regulatory review and approval is a normal part of the acquisition process, and as previously disclosed, Iron Mountain has agreed to make certain divestments, if required to address competition issues including divestments of certain assets, among other possible remedies.

Iron Mountain stockholders overwhelmingly approved the issuance of shares for the acquisition of Recall on November 19, 2015 and the Recall Board of Directors continues to unanimously recommend that its shareholders vote in favor of the transaction.

About Iron Mountain

Iron Mountain Incorporated (NYSE: IRM) is a leading provider of storage and information management services. The company’s real estate network of more than 69 million square feet across more than 1,100 facilities in 37 countries allows it to serve customers around the world. And its solutions for records management, data management, document management, and secure shredding help organizations to lower storage costs, comply with regulations, recover from disaster, and better use their information. Founded in 1951, Iron Mountain stores and protects billions of information assets, including business documents, backup tapes, electronic files and medical data. Visit www.ironmountain.com for more information.

Forward Looking Statements

Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws and be subject to the safe-harbor created by such Act.  Forward-looking statements include, but are not limited to, the expected timing of the closing of Iron Mountain’s proposed acquisition of Recall, the outcome of the regulatory review of the transaction, the scope and timing of required divestitures, Iron Mountain’s financial performance outlook and shareholder returns, including after giving effect to Iron Mountain’s proposed acquisition of Recall, and statements regarding Iron Mountain’s goals, beliefs, plans and current expectations.  These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors. When Iron Mountain uses words such as “believes,” “expects,” “anticipates,” “estimates” or similar expressions, it is making forward-looking statements.  You should not rely upon forward-looking statements except as statements of Iron Mountain’s present intentions and of Iron Mountain’s present expectations, which may or may not occur.  Although Iron Mountain believes that its forward-looking statements are based on reasonable assumptions, Iron Mountain’s expected results may not be achieved, and actual results may differ materially from its expectations.  Important factors that could cause actual results to differ from Iron Mountain’s expectations include, among others: (i) Iron Mountain’s actual dividends when paid may be materially different than Iron Mountain’s estimates; (ii) the cost to comply with current and future laws, regulations and customer demands relating to privacy issues; (iii) the impact of litigation or disputes that may arise in connection with incidents in which Iron Mountain fails to protect its customers’ information; (iv) changes in the price for Iron Mountain’s storage and information management services relative to the cost of providing such storage and information management services; (v) changes in customer preferences and demand for Iron Mountain’s storage and information management services; (vi) the adoption of alternative technologies and shifts by Iron Mountain’s customers to storage of data through non-paper based technologies; (vii) the cost or potential liabilities associated with real estate necessary for Iron Mountain’s business; (viii) the performance of business partners upon whom Iron Mountain depends for technical assistance or management expertise; (ix) changes in the political and economic environments in the countries in which Iron Mountain’s international subsidiaries operate; (x) changes in the cost of Iron Mountain’s debt; (xi) changes in the amount of Iron Mountain’s capital expenditures; (xii) Iron Mountain’s ability to remain qualified for taxation as a real estate investment trust; (xiii) Iron Mountain’s ability or inability to complete acquisitions on satisfactory terms and to integrate acquired companies efficiently; and (xiv) other trends in competitive or economic conditions affecting Iron Mountain’s financial condition or results of operations not presently contemplated.  In addition, with respect to the potential Recall transaction, Iron Mountain’s ability to close the proposed transaction in accordance with its terms and within the anticipated time period, or at all, is dependent on Iron Mountain’s and Recall’s ability to satisfy the closing conditions for the transaction, including the receipt of governmental and shareholder approvals, required divestitures, and the benefits of the potential Recall transaction, including potential cost synergies and other synergies (including tax synergies), may not be fully realized or may take longer to realize than expected. Additional risks and factors that may affect results are set forth in Iron Mountain’s filings with the Securities and Exchange Commission, including Iron Mountain’s Annual Report on Form 10-K for the fiscal year ending December 31, 2015, and in Recall’s filings with the Australian Stock Exchange, including Recall’s Annual Report for the fiscal year ending June 30, 2015 and [Recall’s interim financial statements] for the 6-month period ending December 31, 2015.  Any forward-looking statements contained herein are based on assumptions that Iron Mountain believes to be reasonable as of the date hereof and Iron Mountain undertakes no obligation, except as required by law, to update these statements as a result of new information or future events.

Iron Mountain Contacts:

US Media:	Australian Media:
Abernathy MacGregor Group	Cato Counsel
Chuck Burgess / Ian Campbell	Sue Cato
212.371.5999 / 213.630.6550	+61(0) 419282319
clb@abmac.com / idc@abmac.com	cato@catocounsel.com.au

IRM Investors:	IRM Media:
Melissa Marsden	Christian T. Potts
SVP, Investor Relations	Senior Manager, Corporate Communications
617.535.8595	617.535.8721
melissa.marsden@ironmountain.com	christian.potts@ironmountain.com